UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 31, 2005
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                Date of Report (Date of earliest event reported):

           Universal Property Development and Acquisition Corporation
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

          Nevada                       000-25416                  20-3014499
          ------                       ---------                  ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
    of incorporation)                                        Identification No.)

                        14255 U.S. Highway 1, Suite 2180
                            Juno Beach, Florida 33408
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                    (Address of principal executive offices)

                                 (561) 630-2977
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               Registrant's telephone number, including area code:

                                 Not Applicable.
                                 ---------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets

      Reference is herewith made to Item 3.02 wherein the Company indicates that on December 31, 2005, it received an investment of Six Hundred Eighteen Thousand Dollars ($618,000) from Miramar Investments, Inc. pursuant to a previously executed investment agreement.

Item 3.02 Unregistered Sales of Equity Securities

(I) On December 31, 2005, Six Hundred Eighteen (618) shares of Class B preferred stock were authorized for issuance to Miramar Investments, Inc..

(II) The transactions referred to above were did not involve underwriters and there were no underwriters discounts or commissions.

(III) The securities issued to Miramar Investments, Inc., were in exchange for the sum of Six Hundred Eighteen Thousand Dollars ($618,000.00) in cash.

(IV) The transactions referred to above were exempt transactions in accordance with Section 4(2) as transactions by an issuer not involving any public offering.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

           Date: January 9, 2006                  Universal Property Development
                                                  and Acquisition Corporation


                                                  /s/ Kamal Abdallah
                                                  ------------------------------
                                                  Kamal Abdallah, President
                                                  Principal Executive Officer